                           GLOBAL SMALL CAP FUND INC.
                                  COMMON STOCK

                            ------------------------

     Global Small Cap Fund Inc. (the 'Fund') is a diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. To seek to achieve this objective, the Fund normally invests primarily in equity securities of small capitalization ('small cap') companies located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa, and the Americas. For purposes of the foregoing, small cap companies are companies that, at the time of investment, have market capitalizations of $1 billion or less. No assurance can be given that the Fund will achieve its investment objective.

     Investment in the Fund involves special considerations and risks that are not normally present in investments in funds that invest solely in the securities of U.S. issuers. The Fund may invest in equity securities of foreign companies located in emerging market countries. Many foreign securities markets are characterized by a relatively small number of equity issues and low trading volumes, resulting in comparatively greater price volatility and less liquidity. SEE 'SPECIAL CONSIDERATIONS AND RISK FACTORS.'

     The Fund's common stock ('Common Stock') is listed and traded on the American Stock Exchange, Inc. ('Amex') under the symbol 'GSG.' NO ADDITIONAL SHARES OF COMMON STOCK WILL BE ISSUED IN CONNECTION WITH THIS OFFERING. The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the Amex at the time of sale. The closing price for the Common Stock on the Amex on November 14, 1997 was $13.00. See 'Trading History.' The Fund will not receive any proceeds from the sale of the Common Stock offered pursuant to this Prospectus.

     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') serves as the Fund's investment adviser and administrator. GE Investment Management Incorporated ('GEIM') serves as the Fund's sub-adviser. This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ('SAI') dated December 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your PaineWebber investment executive or PaineWebber correspondent firms or by calling toll-free (800) 852-4750.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.


                               ------------------

                           PAINEWEBBER INCORPORATED

                               ------------------

               The date of this Prospectus is December 1, 1997.

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)....   None(1)
  Dividend Reinvestment Plan Fees...................   None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK)(2)
  Investment Advisory and Administration Fees.......   1.00%
  Other Expenses....................................   0.53%
                                                       ----
       Total Annual Expenses........................   1.53%
                                                       ----
                                                       ----

------------------
(1) Prices for shares of Common Stock traded in the OTC secondary market will reflect ordinary dealer mark-ups.

(2) See 'Management of the Fund' for additional information. 'Other Expenses' have been estimated based upon expenses actually incurred for fiscal year ended July 31, 1997.

EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all distributions at net asset value:

ONE YEAR            THREE YEARS             FIVE YEARS             TEN YEARS
--------            -----------             ----------             ---------
  $16                   $47                    $ 80                  $ 174

     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from the commencement of investment operations). The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ('SEC') applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan ('Plan') will receive shares of the Common Stock purchased by the Plan's agent at the market price in effect at that time, which may be at, above or below net asset value.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus and in the 'SAI.' Investors should carefully consider information set forth under the heading 'Special Considerations and Risk Factors.'

The Fund..................  Global Small Cap Fund Inc. is a diversified, closed-end management investment company. See 'The
                              Fund.'

The Offering..............  No additional shares of the Fund's common stock will be issued in connection with this offering. Shares
                              of Common Stock may be offered pursuant to this
                              Prospectus from time to time in order to effect
                              OTC secondary market sales by PaineWebber in its
                              capacity as a dealer and secondary market-maker at
                              negotiated prices related to prevailing market
                              prices on the Amex at the time of sale. The Common
                              Stock is listed and traded on the Amex under the
                              symbol 'GSG.' See 'The Offering' and 'Trading
                              History.'

Investment Objective and
  Policies................  The Fund's investment objective is long-term capital appreciation. To seek to achieve this objective,
                              the Fund normally invests at least 65% of its
                              total assets in equity securities of small cap
                              companies located throughout the world, including
                              Asia, Europe, the Far East, the Middle East, North
                              Africa, and the Americas. For purposes of the
                              foregoing, small cap companies are companies that,
                              at the time of investment, have market
                              capitalizations of $1 billion or less. While the
                              Fund is not restricted in the portion of its
                              assets that may be invested in a single country or
                              region, it is anticipated that, in normal market
                              conditions, the Fund's assets will be invested in
                              issuers in at least three countries. In managing
                              the Fund's portfolio, the Fund's sub-adviser seeks
                              to identify those small cap companies, both in the

                              United States and abroad, that are likely to benefit from long-term trends as they develop in the global economy. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependency of economic cycles and currency exchange rates. The
                              Fund may invest up to 35% of its total assets in other securities, including equity securities of companies with higher market capitalizations and in debt securities. It may invest up to 25% of its assets in convertible debt securities of domestic and foreign issuers and up to 10% of its assets in non-convertible debt securities of domestic and foreign issuers, including obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities. The Fund may engage in hedging strategies to attempt to reduce the overall risk of its investment portfolio, including foreign currency transactions in an attempt to manage the Fund's foreign currency exposure. No assurance can be given that the Fund will achieve its objective.

Investment Adviser and
  Administrator...........  Mitchell Hutchins, a wholly owned asset management subsidiary of PaineWebber, serves as the Fund's
                              investment adviser and administrator. Mitchell
                              Hutchins provides investment advisory and
                              portfolio management services to investment
                              companies, pension funds and other institutional,
                              corporate and individual clients. As of October
                              31, 1997, total assets under Mitchell Hutchins'
                              management were approximately $47 billion. As of
                              that date, Mitchell Hutchins served as investment
                              adviser or sub-adviser to 29 registered investment
                              companies with 64 separate portfolios having
                              aggregate assets of approximately $35.6 billion.
                              See 'Management of the Fund.'

Sub-Adviser...............  GEIM serves as the Fund's sub-adviser under a
                              Sub-Advisory Contract with Mitchell Hutchins. See
                              'Management of the Fund.'

Custodian,Transfer and

  Dividend Disbursing
  Agent...................  State Street Bank and Trust Company serves as custodian of the Fund's assets. PNC Bank, National
                              Association (the 'Transfer Agent') serves as
                              transfer and dividend disbursing agent and as
                              registrar for the Fund. See 'Custodian, Transfer
                              and Dividend Disbursing Agent and Registrar.'

Dividends and Other
  Distributions...........  The Fund distributes as dividends all of its net investment income and net short-term capital gain,
                              if any, at least annually. The Fund distributes
                              substantially all of its net capital gain (the
                              excess of net long-term capital gain over net
                              short-term capital loss) with the regular annual
                              dividend. The Fund also distributes any net
                              realized gains from foreign currency transactions
                              with such dividend. The Fund may make additional
                              distributions if necessary to avoid a 4% excise
                              tax on certain undistributed income and capital
                              gain. See 'Dividends and Other Distributions;
                              Dividend Reinvestment Plan' and 'Taxation.'

Dividend Reinvestment
  Plan....................  The Fund has established a Dividend Reinvestment
                              Plan ('Plan') under which all stockholders whose
                              shares of Common Stock are registered in their own
                              names, or in the name of PaineWebber (or its
                              nominee), have all dividends and other
                              distributions on their shares of Common Stock
                              automatically reinvested in additional shares of
                              Common Stock, unless they elect to receive cash.
                              Additional shares of Common Stock acquired under
                              the Plan are purchased in the open market, on the
                              Amex or otherwise at prices that may be higher or
                              lower than the net asset value per share at the
                              time of the purchase. Stockholders who hold their
                              shares in the name of a broker or nominee other
                              than PaineWebber (or its nominee) should contact
                              such broker or other nominee to determine whether,
                              or

                              how, they may participate in the Plan. The Fund will not issue any new shares of Common Stock in connection with the Plan. See 'Dividends and Other
                              Distributions; Dividend Reinvestment Plan.'

Special Considerations and

  Risk Factors............  Small Cap Companies.  Small cap companies may be more vulnerable than larger companies to adverse
                              business or economic developments. Small cap
                              companies may also have limited product lines,
                              markets or financial resources. Securities of such
                              companies may be less liquid and more volatile
                              than securities of larger companies or the market
                              averages in general and, therefore, may involve
                              greater risk than investing in larger companies.
                              In addition, small cap companies may not be
                              well-known to the investing public, may not have
                              institutional ownership and may have only
                              cyclical, static or moderate growth prospects.

                            Foreign Securities.  Investments in foreign
                              securities involve risks relating to political, social and economic developments abroad as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Interest and dividend income on foreign securities may be subject to non-U.S.
                              withholding and other taxes that, if not recoverable by the Fund, may reduce the Fund's return. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment, capital or the proceeds of sales of securities. Further, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned and gains and losses realized on the sale of securities denominated in foreign currencies. Foreign securities may be traded on non-U.S. securities exchanges or markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. These risks are often heightened for investments in emerging markets. The smaller capitalization and lower trading volume of certain of those securities markets may result in greater market volatility and illiquidity of such foreign securities as compared to securities of U.S. small cap companies that are traded on U.S. markets. Accounting, auditing and financial reporting standards in many countries may, in some instances, be less rigorous than such standards in the United States, and less information may be available to investors investing in countries other than the United
                              States than is available to investors investing in the United States. There is also generally less governmental regulation of the securities markets in most other countries than in the United States.

                              The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because certain expenses of investing in foreign securities, such as transaction, settlement and custodial costs, are higher.

                            Illiquid Securities.  The Fund may invest up to 20%
                              of its net assets in illiquid securities. A security is termed 'illiquid' if the Fund cannot sell it within seven days at a price that is close to the price at which the Fund has valued it.
                              Illiquid securities include, among other things, restricted securities (other than Rule 144A securities which GEIM has determined are liquid pursuant to guidelines established by the Fund's board of directors) and repurchase agreements maturing in more than seven days.

                            Hedging and Other Strategies Using Derivative
                              Instruments. The Fund may use derivative instruments, such as options (both exchange traded and OTC), futures contracts and forward foreign currency contracts, in strategies intended to reduce the overall risk of its investments (hedge) or to enhance income or realize gains. The Fund's use of derivative instruments involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select the Fund's securities,
                              (2) possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of the related investments, (3) the fact that, while derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for it to maintain 'cover' or to segregate securities in connection with the use of derivative instruments and the possible inability of the Fund to close out or to liquidate its position in a derivative instrument. Derivative instruments are also subject to the risk that, if GEIM incorrectly forecasts interest or currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, it would have been in a better position had it not used that strategy at all. The Fund may enter into options and futures that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to derivative instruments and the risks associated therewith.

                            Lending of Portfolio Securities.  The Fund may lend
                              its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities.

                            Anti-Takeover Provisions.  The Fund's Articles of
                              Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions.

                            See 'Investment Objective and Policies,' 'Other
                              Investment Practices,' 'Special Considerations and
                              Risk Factors,' 'Taxation' and 'Description of
                              Capital Stock.'

Market Price and Net Asset
  Value of Shares.........  As is common with shares of closed-end investment companies, the Fund's Common Stock has
                              historically traded at a discount to its net asset
                              value. Whether an investor will realize gains or
                              losses upon the sale of shares of the Common Stock
                              will not depend upon the Fund's net asset value,
                              but will depend upon whether the market price of
                              the Common Stock at the time of sale is above or

                              below the investor's purchase price for the shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Common Stock is designed primarily for long-term investors and investors should not view the Common Stock as a vehicle for trading purposes. See 'Trading
                              History,' 'Special Considerations and Risk
                              Factors' and 'Description of Capital Stock.'

Common Stock Repurchases
  and Tender Offers;
  Conversion to Open-End
  Fund....................  In recognition of the possibility that the Common
                              Stock might trade at a discount from net asset
                              value, the Fund's board of directors, in
                              consultation with Mitchell Hutchins, intends to
                              review at least annually the possibility of open
                              market repurchases of Common Stock and tender
                              offers for Common Stock at net asset value. There
                              can be no assurance that the board of directors
                              will decide to undertake either of these actions
                              or that, if undertaken, such actions will result
                              in the Common Stock trading at a price equal to or
                              close to net asset value per share. The board of
                              directors also may consider from time to time the
                              conversion of the Fund to an open-end investment
                              company. See 'Description of Capital Stock.'

                              FINANCIAL HIGHLIGHTS

     The table below provides selected per share data and ratios for one share of Common Stock for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1997, which are incorporated by reference into the Fund's SAI and can be obtained by stockholders upon request. The financial statements and notes and the financial information in the table below have been audited by Ernst & Young LLP, independent auditors, whose report thereon also is included in the Annual Report to Shareholders.

                                                   FOR THE YEARS ENDED JULY 31,                FOR THE PERIOD
                                        --------------------------------------------------    OCTOBER 15, 1993+
                                             1997              1996              1995         TO JULY 31, 1994
                                        --------------    --------------    --------------    -----------------
Net asset value, beginning of
  period.............................      $  12.64          $  11.61          $  13.28            $ 14.18
                                        --------------    --------------    --------------    -----------------
Net investment income (loss).........         (0.02)            (0.01)             0.08              (0.05)
Net realized and unrealized gains
  (losses) from investment
  transactions.......................          4.41              1.04             (0.95)             (0.80)
                                        --------------    --------------    --------------    -----------------
Net income (loss) from investment
  operations.........................          4.39              1.03             (0.87)             (0.85)
Distributions from net realized gains
  from investments...................            --                --             (0.80)                --
                                        --------------    --------------    --------------    -----------------
Offering costs charged to additional
  paid-in capital....................            --                --                --              (0.05)
                                        --------------    --------------    --------------    -----------------
Net asset value, end of period.......      $  17.03          $  12.64          $  11.61            $ 13.28
                                        --------------    --------------    --------------    -----------------
                                        --------------    --------------    --------------    -----------------
Market value, end of period..........      $  14.50          $  10.38          $   9.25            $ 12.13
                                        --------------    --------------    --------------    -----------------
                                        --------------    --------------    --------------    -----------------
Total investment return (1)..........         39.69%            12.22%           (17.64)%           (14.46)%
                                        --------------    --------------    --------------    -----------------
                                        --------------    --------------    --------------    -----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)....      $ 64,729          $ 48,068          $ 44,137            $50,474
Expenses to average net assets.......          1.53%             1.76%             1.69%              1.79%*
Net investment income (loss) to
  average net assets.................         (0.14)%           (0.10)%            0.62%             (0.46)%*
Portfolio turnover...................            50%               64%              187%                71%
Average Commission rate paid (2).....      $ 0.0204                --                --                 --


------------------
 + Commencement of operations.

 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                    THE FUND

     The Fund is a diversified, closed-end management investment company and has registered as such under the Investment Company Act of 1940 ('1940 Act'). The Fund was incorporated under the laws of the State of Maryland on June 22, 1993 and commenced investment operations on October 15, 1993. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                  THE OFFERING

     The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the Amex at the time of sale. No additional shares of Common Stock will be issued in connection with this offering. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber.

                                USE OF PROCEEDS

     The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Common Stock will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY

     The Common Stock is listed and traded on the Amex under the symbol 'GSG.' The following table sets forth for the Common Stock for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the Amex; (b) the per share net asset values, based on the Fund's computation as of 4:00 p.m. on the last Amex business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the periods shown may be broader than is shown in this table. The Fund's Common Stock has historically traded at a discount to its net asset value. On November 14, 1997, the closing price per share of Common Stock was $13.00, the Fund's net asset value per share was $16.49 and the discount to net asset value was (21.16)%. See 'Description of Capital Stock-- Common Stock Repurchases and Tender Offers' as to methods that may be undertaken by the Fund to reduce any discount.



                                               (DISCOUNT) OR
                                                  PREMIUM
                                 NET ASSET      TO NET ASSET
                MARKET PRICE       VALUE           VALUE
               --------------  --------------  --------------
QUARTER ENDED   HIGH    LOW     HIGH    LOW     HIGH    LOW
-------------  ------  ------  ------  ------  ------  ------

10/31/95.....  $ 9.38  $ 8.50  $11.61  $10.88  (19.25)% (21.88)%
1/31/96......   10.38    8.38   11.70   10.85  (11.28) (22.81)
4/30/96......   10.63   10.00   12.92   12.60  (17.76) (20.63)
7/31/96......   12.25   10.13   13.37   13.02   (8.38) (22.24)
10/31/96.....   11.50   10.25   13.74   12.64  (16.30) (18.91)
1/31/97......   12.38   11.00   14.82   13.85  (16.50) (20.75)
4/31/97......   12.88   11.75   15.31   15.14  (15.90) (22.39)
7/31/97......   14.75   12.13   17.20   15.03  (14.24) (19.33)
10/31/97.....   14.81   12.25   17.90   17.51  (17.25) (30.04)

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term capital appreciation. The Fund normally invests primarily in equity securities of small cap companies located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa and the Americas. For purposes of the foregoing, 'small cap' companies are companies that, at the time of investment, have market capitalizations of $1 billion or less.

     Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small cap companies located throughout the world. While the Fund is not restricted in the portion of its assets that may be invested in a single country or region, it is anticipated that, in normal market conditions, the Fund's assets will be invested in issuers in at least three countries. In managing the Fund's portfolio, GEIM seeks to identify those small cap companies, both in the United States and abroad, that are likely to benefit from long-term trends as they develop in the global economy. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependency of economic cycles and currency exchange rates.

     GEIM believes that, over time, investment in a composite of securities of U.S. and foreign small cap companies is less risky than portfolios comprised exclusively of securities of one country's small cap companies and provides investors with potential to earn a higher return than portfolios invested exclusively in U.S. small cap securities. No assurance can be given that the Fund will achieve its objective.

     The term 'equity securities,' as used in this Prospectus, includes common stocks, convertible and non-convertible preferred stock (whether or not voting stock), and limited partnership interests.

     The Fund may invest up to 35% of its total assets in other securities, including equity securities of companies with higher market capitalizations and in debt securities. It may invest up to 25% of its assets in convertible debt securities of domestic and foreign issuers and up to 10% of its assets in non-convertible debt securities of domestic and foreign issuers, including obligations issued or guaranteed by the U.S. or foreign governments, or their agencies or instrumentalities. The Fund will not invest more than 5% of its net assets in debt securities rated below investment grade. See 'Special Considerations and Risk Factors--Investments in Debt Securities.'

                           OTHER INVESTMENT PRACTICES

     Hedging and Other Strategies Using Derivative Instruments. The Fund may use derivative instruments, such as options (both exchange traded and OTC), futures contracts and forward foreign currency contracts, in strategies intended to reduce the overall risk of its investments (hedge) or to enhance income or realize gains. Use of these contracts solely to enhance income or realize gains may be considered a form of speculation. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. In addition, in some countries, the market for derivative instruments may be too small to permit effective hedging. The SAI contains further information on these derivative instruments.

     The Fund may enter into forward currency contracts, buy or sell foreign currency futures contracts, write covered call options and buy put and call options on securities, foreign currencies and such futures contracts. In addition, the Fund may buy or sell interest rate futures contracts and stock index futures contracts, purchase put and call options or write covered call options on such contracts, and write covered call options and buy put and call options on stock indices. The Fund may write covered put options on securities, foreign currencies and futures contracts. Because the Fund intends to use options and futures for risk management purposes, the Fund may enter into options and futures that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to derivative instruments and the risks associated therewith.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when GEIM anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when GEIM anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If GEIM incorrectly forecasts interest or currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, then it would have been in a better position had it not used that strategy at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of the related investments, (3) the fact that, while derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for it to maintain 'cover' or to segregate securities in connection with the use of derivative instruments and the possible inability of the Fund to close out or to liquidate its position in a derivative instrument.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and federal tax considerations.

     Depository Receipts. In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs'), Global Depository Receipts ('GDRs'), or other securities evidencing ownership of securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities market. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities. EDRs are European receipts evidencing similar arrangements but generally are in bearer form, may be denominated in other currencies and are designed for use in European markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR evidencing ownership of common stock will be treated as common stock.

     Convertible Securities. The Fund may invest up to 25% of its assets in convertible debt securities and without limit in convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on the convertible security until it matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Illiquid Securities. The Fund may invest up to 20% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities (other than Rule 144A securities which GEIM has determined are liquid pursuant to guidelines established by the Fund's board of directors) and repurchase agreements maturing in more than seven days. Limited partnership interests determined to be illiquid under this definition will be included in this limitation. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations.

     Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act'). Such securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


     Not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     U.S. and Foreign Government Securities. The Fund may invest up to 10% of its assets in non-convertible debt securities, including but not limited to U.S. government and foreign government securities. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the U.S. government and securities that are supported primarily or solely by the creditworthiness of the issuer.

     The foreign government securities in which the Fund may invest generally consist of obligations issued by national, state or provincial governments or their political subdivisions or agencies ('Sovereign Debt'). Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

     Foreign government securities also include debt securities of 'quasi-governmental agencies' and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit. An European Currency Unit represents specified amounts of the currencies of certain member states of the European Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or on demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by GEIM to present minimum credit risks in accordance with guidelines established by the Fund's board of directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund will maintain with its custodian, in a segregated account, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     When Issued and Delayed-Delivery Securities. The Fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     Lending of Portfolio Securities. The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

     Pursuant to procedures adopted by the board governing the Fund's securities lending program, the Fund's board of directors has approved retention of PaineWebber to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

     Temporary Defensive Investments. When GEIM believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. Up to 35% of the Fund's total assets also may be invested in money market instruments for temporary cash management purposes. The Fund's investments in money market instruments may be made indirectly through investments in a cash management investment fund established and managed by GEIM at no additional cost to the Fund. The Fund also may engage in short sales of securities 'against the box.' The Fund also may borrow money for temporary or emergency purposes (e.g., clearance of transactions or payments of dividends to stockholders) in an amount not exceeding 10% of the value of the Fund's total assets (not including the amount borrowed). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

     Portfolio Turnover. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when GEIM deems portfolio changes appropriate. Higher portfolio turnover (100% or greater) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestments in other securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended July 31, 1997 and July 31, 1996, the Fund's portfolio turnover rate was 50% and 64%, respectively.

     Other Information. The Fund's investment objective and the investment limitations as described in the SAI are fundamental policies that may not be changed without stockholder approval. All other investment policies may be changed by the Fund's board of directors without stockholder approval.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     Small Cap Companies. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

     Foreign Securities. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies, and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks are often heightened for investments in emerging capital markets.

     In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The securities markets of many of the emerging countries in which the Fund may invest are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Legal remedies for defaults and disputes may have to be pursued in foreign countries, whose procedures may differ substantially from those of U.S. courts. The Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes that, if not recoverable by the Fund, would reduce the Fund's return.

     Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value per share, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to stockholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Any of these factors could affect the Fund adversely.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

     Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging capital markets. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Investments in Debt Securities. The Fund may invest up to 25% of its assets in convertible debt securities of domestic and foreign issuers and up to 10% of its assets in non-convertible debt securities of domestic and foreign issuers. The value of the debt securities held by the Fund generally will fluctuate with (i) movements in interest rates, (ii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar and (iii) changes to the perceived creditworthiness of the issuers of those securities. The market value of debt securities generally varies inversely with interest rate changes. The extent of the fluctuation will depend on various other factors, such as the average maturity of the Fund's debt securities, the extent to which the Fund holds debt securities denominated in foreign currencies and the extent to which the Fund engages in hedging strategies. Substantially all of the Fund's investments in debt securities (including foreign government securities and convertible debt securities) will be rated at least investment grade by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ('S&P') (BBB or better), or Moody's Investors Service, Inc. ('Moody's') (Baa or better), or, if unrated by either, determined by GEIM to be of comparable quality. Moody's considers securities rated Baa to have speculative characteristics. In addition, in the opinion of S&P, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for securities rated BBB to make principal and interest payments than is the case for higher-rated securities. The Fund may also invest up to 5% of its net assets in debt securities rated as low as B+ by S&P or B1 by Moody's. These securities are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The Fund is also permitted to purchase debt securities that are not rated by S&P or Moody's but that GEIM determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade and comparable unrated securities, GEIM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 5% of the Fund's net assets. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. GEIM would consider such an event in determining whether the Fund should continue to hold the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risk of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See the SAI for more information about S&P's and Moody's ratings.

     Investment by the Fund in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     Anti-Takeover Provisions. The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. These provisions could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a stockholder who owns beneficially more than 5% of the Common Stock. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation.'

     Market Price of Shares. Shares of closed-end investment companies, including the Fund, frequently trade at a discount to their net asset values. For information regarding recent trading history of the Common Stock, see 'Trading History.' Whether investors will realize gains or losses upon the sale of Common Stock will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. The market price of shares of the Common Stock is determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions, changes in the Fund's net asset value per share and other factors beyond the control of the Fund. The Fund cannot predict whether its shares of Common Stock will trade at, below, or above net asset value in the future. Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Fund is vested with its board of directors. The board of directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to its officers, to Mitchell Hutchins and to GEIM subject to the Fund's investment objective and policies and to general supervision by the board of directors.

     Subject to the supervision of the Fund's board of directors, investment advisory and administration services are provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated October 6, 1993 ('Advisory Contract'). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of October 31, 1997, total assets under Mitchell Hutchins' management were approximately $47 billion. As of that date, Mitchell Hutchins served as investment adviser or sub-adviser to 29 registered investment companies with 64 separate portfolios having aggregate assets of approximately $35.6 billion.

     GEIM serves as sub-adviser pursuant to a Sub-Advisory Agreement with Mitchell Hutchins dated July 10, 1995. GEIM's principal business address is 3003 Summer Street, Stamford, Connecticut 06905 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ('GEIC'), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. As of September 30, 1997 GEIM and GEIC together provided investment management services to various institutional accounts with total assets in excess of $69 billion, of which more than $13 billion is invested in mutual funds.

     Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities; Mitchell Hutchins has delegated these responsibilities to GEIM subject to the supervision of Mitchell Hutchins. Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins receives a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 1.00% of the Fund's average weekly net assets. Mitchell Hutchins (not the Fund) pays GEIM a fee at an annual rate of 0.50% of average weekly net assets.

     The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and stockholder meetings, fees and expenses relating to registration of the Common Stock, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing stockholder materials and organizational expenses, including costs or losses to any litigation. For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995 the Fund's total expenses, stated as a percentage of net assets, were 1.53%, 1.76%, and 1.69%, respectively.

     In accordance with procedures adopted by the Fund's board of directors, brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates and the Fund may pay fees to PaineWebber for its services as lending agent in the Fund's securities lending program.

     Since March 1995, Ralph R. Layman and, since July 1996, Judith A. Studer have been primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Layman is a Chartered Financial Analyst and an Executive Vice President and a senior investment manager of GEIM and GEIC. From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as Vice President and portfolio manager of Templeton Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund. Ms. Studer is a Senior Vice President and Portfolio Manager with GEIM's International Equities Team. She has more than 12 years of investment experience and has held positions with GEIM and GEIC since

1984. She has been involved in the investment operations of the Fund's portfolio since March 1995.

     Mitchell Hutchins and GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     Dividends and Other Distributions. The Fund distributes as dividends all of its net investment income and net short-term capital gain, if any, at least annually. The Fund distributes substantially all of its net capital gain with the regular annual dividend. The Fund also distributes any net realized gains from foreign currency transactions with such dividend. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

     The Fund may change its distribution policy if its experience indicates, or the board of directors for any other reason determines, that changes are desirable.

     Dividend Reinvestment Plan. Each stockholder may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to the stockholder by the Transfer Agent, as dividend disbursing agent. Under the Plan, stockholders not making such election and whose shares of Common Stock are registered in their own names or in the name of PaineWebber (or its nominee) will receive all such distributions in additional shares of Common Stock. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares of the Common Stock are transferred into the name of another broker or nominee.

     The Transfer Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy shares of Common Stock in the open market, on the Amex or otherwise, for the participants' accounts. Such shares may be purchased at prices that may be higher or lower than the net asset value per share of the Common Stock at the time of purchase. The number of shares purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that particular stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Fund will not issue any new shares of Common Stock in connection with the Plan.

     The Transfer Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include the shares of Common Stock purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of shares of Common Stock in connection with the reinvestment of distributions.


     The automatic reinvestment of dividends and other distributions in shares of Common Stock does not relieve participants of any income tax that may be payable on such distributions. See 'Taxation.'

     A stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There is no penalty for withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear in the Transfer Agent's records. An election to withdraw from the Plan, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received by the Transfer Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                                    TAXATION

     The Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its stockholders.

     Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) generally are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Fund shares) are taxable to its stockholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997 ('Tax Act'), different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax--generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for individuals in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. A notice issued by the Internal Revenue Service in November 1997 permits the Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires its stockholders to treat those portions accordingly.


     A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of Common Stock on his behalf, including a pro rata portion of the brokerage commissions incurred by the Transfer Agent. Distributions by the Fund to its stockholders in any year that exceed the Fund's earnings and profits generally may be applied by each stockholder against his basis for the shares and will be taxable to any stockholder only to the extent the distributions to the stockholder exceed the stockholder's basis for his Common Stock.

     An investor should be aware that, if shares of Common Stock are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. Stockholders who are not liable for tax on their income and whose shares of Common Stock are not debt-financed are not required to pay tax on dividends or other distributions they receive from the Fund.

     The Fund notifies its stockholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year or any portion of those dividends that qualifies for the corporate dividends-received deduction. Under certain circumstances, the notice also may specify a stockholder's share of any foreign taxes paid by the Fund. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain indicated above.

     Upon a sale or exchange of shares of Common Stock (including a sale pursuant to a share repurchase or tender offer by the Fund), a stockholder generally will recognize a taxable gain or loss equal to the difference between his adjusted basis for the shares and the amount realized. Any such gain or loss
(1) will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and (2) if the shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rates indicated above; provided that any loss realized on a sale or exchange of shares of Common Stock that were held for six months or less will be treated as long-term, rather than as short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of shares of Common Stock will be disallowed to the extent those shares are replaced by other shares of Common Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate stockholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding.


     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its stockholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective stockholders are therefore urged to consult their tax advisers.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100 million shares of capital stock, $.001 par value, all of which currently is classified as Common Stock. The board of directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock and the description under 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation' are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

     Common Stock. Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

     Under the rules of the Amex applicable to listed companies, the Fund is normally required to hold an annual meeting of stockholders in each year. If the rules of the Amex no longer require annual meetings of stockholders or if the Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the Amex (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.

     Any additional offerings of the Common Stock, if made, will require approval of the Fund's board of directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

     The following chart indicates the shares of the Common Stock outstanding as of November 14, 1997:


                                                                 AMOUNT OUTSTANDING
                                           AMOUNT HELD BY        EXCLUSIVE OF AMOUNT
                                        REGISTRANT OR FOR ITS    HELD BY REGISTRANT
TITLE OF CLASS     AMOUNT AUTHORIZED           ACCOUNT           OR FOR ITS ACCOUNT
----------------   -----------------    ---------------------    -------------------
Common Stock....       100,000,000                0                   3,801,667

     Common Stock Repurchases and Tender Offers. In recognition of the possibility that the Common Stock might trade at a discount from net asset value and that any such discount may not be in the best interest of stockholders, the Fund's board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase shares of the Common Stock in the open market or to make a tender offer for shares of the Common Stock at their net asset value. The board currently intends at least annually to consider making such open market repurchases or tender offers and at such times may consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC, general economic conditions and such other events or conditions that the board believes may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining stockholders of the Fund. The board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on any such borrowings will reduce the Fund's net income. See 'Additional Information--Common Stocks Repurchases and Tender Offers' in the SAI.

     There is no assurance that the board will decide to undertake repurchases or tender offers or that these actions, if taken, will result in the Common Stock trading at a price that is equal or close to its net asset value per share. Nevertheless, the fact that the Common Stock may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Common Stock and net asset value per share. In the opinion of Mitchell Hutchins, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer.

     Although the board of directors believes that share repurchases and tender offers generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the Fund's acquisition of shares of the Common Stock would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on the Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tender offers; however, this may not always be the case.

     Conversion to Open-End Investment Company. The Fund's board of directors will consider from time to time whether it would be in the best interest of the Fund and its stockholders to convert the Fund to an open-end investment company. If the board of directors determines that such a conversion would be in the best interest of the Fund and its stockholders and is consistent with the 1940 Act, the board will submit to the stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of the Common Stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current net asset value per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Common Stock would no longer be listed on the Amex and certain investment policies of the Fund would require amendment.

     In considering whether to propose that the Fund convert to an open-end investment company, the board of directors will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its shares. There can be no assurance that the board will conclude that such a conversion is in the best interests of the Fund or its stockholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities into cash.

     Certain Anti-Takeover Provisions of the Articles of Incorporation. The Fund has provisions in its Articles of Incorporation that have the effect of limiting: (1) the ability of other entities or persons to acquire control of the Fund; (2) the Fund's freedom to engage in certain transactions; or (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (2) issuance of any securities of the Fund to any person or entity for cash;

          (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a 'Principal Shareholder'). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a 'redeemable security,' as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the board of directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

     The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See 'Description of Capital Stock--Common Stock Repurchases and Tender Offers.' The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. The board of directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its stockholders.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. State Street Bank and Trust Company employs foreign subcustodians approved by the Fund's board of directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, is the Fund's transfer and dividend disbursing agent and registrar.

                              FURTHER INFORMATION

     Further information concerning these securities and the Fund may be found in the Registration Statement on file with the SEC of which this Prospectus and the Fund's SAI constitute a part.

     The Table of Contents for the SAI is as follows:



                                                          PAGE
                                                          ----

Investment Policies and Restrictions...................      1
Hedging and Other Strategies Using Derivative
  Instruments..........................................      7
Directors and Officers.................................     15
Control Persons and Principal Holders of Securities....     21
Investment Advisory Arrangements.......................     21
Portfolio Transactions.................................     22
Valuation of Common Stock..............................     24
Taxation...............................................     25
Additional Information.................................     27
Financial Statements...................................     28
Appendix A.............................................     29

================================================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS



                                                                      PAGE
                                                                      ----

Fund Expenses......................................................     2
Prospectus Summary.................................................     3
Financial Highlights...............................................     8
The Fund...........................................................     9
The Offering.......................................................     9
Use of Proceeds....................................................     9
Trading History....................................................     9
Investment Objective and Policies..................................    10
Other Investment Practices.........................................    10
Special Considerations and Risk Factors............................    15
Management of the Fund.............................................    17
Dividends and Other Distributions; Dividend Reinvestment Plan......    19
Taxation...........................................................    20
Description of Capital Stock.......................................    21
Custodian, Transfer and Dividend Disbursing Agent and Registrar....    24
Further Information................................................    24


================================================================================



================================================================================


                                GLOBAL SMALL CAP
                                   FUND INC.

                                  COMMON STOCK

                            ------------------------

                              P R O S P E C T U S


                            ------------------------

                            PAINEWEBBER INCORPORATED

                            ------------------------

                                DECEMBER 1, 1997

================================================================================
(COPYRIGHT)1997 PaineWebber Incorporated

                           GLOBAL SMALL CAP FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     Global Small Cap Fund Inc. (the 'Fund') is a diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. No assurance can be given that the Fund will be able to achieve its investment objective.

     Shares of the Fund's common stock ('Common Stock') may be offered from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated) to make such a secondary market.

     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber, serves as the Fund's investment adviser and administrator. GE Investment Management Incorporated ('GEIM') serves as the Fund's sub-adviser. This Statement of Additional Information ('SAI') is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated December 1, 1997. Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free (800) 852-4750.

     The date of this Statement of Additional Information is December 1, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

SPECIAL RISK CONSIDERATIONS

     Investments in Foreign Securities. The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States are conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign Currency Transactions. Although the Fund values its assets weekly in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a weekly basis. The Fund's foreign currencies may be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a 'spread' which is the difference between the prices at which the dealers are buying and selling foreign currencies.

     Illiquid Securities. Illiquid securities may, but do not necessarily, include certain restricted securities. To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission ('SEC') adopted Rule 144A under the Securities Act of 1933 ('1933 Act'). Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ('NASD'). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Fund may sell OTC options and, in connection therewith, segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The board of directors has delegated the function of making day-to-day determinations of liquidity to GEIM pursuant to guidelines approved by the board. GEIM will take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). GEIM will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the board of directors.


     Sovereign Debt. Investment by the Fund in debt obligations issued by foreign governments or their political subdivisions or agencies ('Sovereign Debt') involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While GEIM manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Yield Factors and Ratings. Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ('S&P'), are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A to this SAI. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices.

     As noted in the Prospectus, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

OTHER INVESTMENT PRACTICES

     Convertible Securities. As described in the Prospectus, the Fund may invest in convertible securities. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but may be subordinated to comparable nonconvertible securities. The value of a convertible security is a function of its 'investment value' (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent.

     The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by GEIM to present minimum credit risks in accordance with guidelines established by the Fund's board of directors. GEIM will review and monitor the creditworthiness of those institutions under the board's general supervision.

     When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its costs, and this may increase or decrease the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver the security may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. The Fund purchases when-issued and delayed delivery securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if GEIM deems it advantageous to do so, which may result in capital gain or loss to the Fund.

     Lower Rated Debt Securities. The Fund may invest up to 5% of its net assets in debt securities rated as low as B+ by S&P or B1 by Moody's. Lower rated debt securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     Short Sales 'Against the Box.' The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale and will deposit collateral with the broker. In addition, the Fund will segregate with its custodian the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short sales that at any time during the coming year exceed 5% of the Fund's net assets.

     The Fund might make a short sale 'against the box' in order to hedge against market risks when GEIM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     Money Market Instruments. For cash management purposes, the Fund may invest directly, or indirectly through its investment in the GEIM Short-Term Investment Fund (the 'Investment Fund'), in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, and
(vii) repurchase agreements. For these purposes the Fund may invest up to 25% of its assets in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Fund and other accounts advised by either GEIM, or its affiliate, General Electric Investment Corporation. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

     The Fund may not:


          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     NON-FUNDAMENTAL LIMITATIONS. The following investment limitations are not fundamental and may be changed by the Fund's board of directors without stockholder approval.

     The Fund will not:

          (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (2) engage in short sales of securities or maintain a short position, except thtat the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the board of directors.

           HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

     As discussed in the Prospectus, GEIM may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and forward currency contracts, to attempt to hedge the Fund's investments or attempt to enhance the Fund's income or realize gains. The Fund may use the Derivative Instruments described below:

          OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

          OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

          STOCK INDEX FUTURES CONTRACTS. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration due of the contract.

          INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS. Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

          OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accomplished by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a

Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     Income strategies include the writing of covered options to obtain the related option premiums. Gain strategies include the use of Derivative Instruments to increase or reduce the Fund's exposure to an asset class without buying or selling the underlying instruments.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, and the Commodity Futures Trading Commission ('CFTC'). In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See 'Taxation.'

     In addition to the products, strategies and risks described below and in the Prospectus, GEIM expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging, income and gain strategies. These new opportunities may become available as GEIM develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. GEIM may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

          (1) Successful use of most Derivative Instruments depends upon GEIM's ability to predict movements of the overall securities, currency, and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While GEIM is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because GEIM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) As described below, the Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options.) If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ('contra party') to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the Fund's assets to cover positions or to be maintained in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or current obligations.

     OPTIONS. The Fund may purchase put and call options, and write (sell) covered call options, on equity and debt securities, stock indices and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, the Fund may purchase options to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. The Fund may write put options to effect closing sale transactions. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish the close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     FUTURES. The Fund may purchase and sell stock index futures contracts, interest rate futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities.

     In certain circumstances, it may be less expensive for the Fund to create a synthetic futures contract than to buy a futures contract. A synthetic futures contract is created when the Fund buys a call option on a futures contract and writes a put option on the same futures contract with the same strike price and expiration date. Because the Fund will receive a premium for writing the put option (which will offset in whole or in part the premium it pays for buying the call option), it may, under certain market conditions, be less expensive for the Fund to create a synthetic futures contract than to pay the transaction costs required to buy the underlying futures contract. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures or options position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINE FOR FUTURES AND OPTIONS. To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's board of directors without a stockholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options (both exchange-traded and OTC) and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which GEIM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions ('component transactions'), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of GEIM, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on GEIM's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which GEIM believes will have a positive correlation to the value of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and GEIM believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund, their business addresses and principal occupations during the past five years are:

                                     POSITION        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS*; AGE            WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------  --------------  ------------------------------

Margo N. Alexander**; 50          Director and    Mrs. Alexander is president,
                                    President       chief executive officer and
                                                    a director of Mitchell
                                                    Hutchins (since January
                                                    1995) and also an executive
                                                    vice president and director
                                                    of PaineWebber. Mrs.
                                                    Alexander is president and a
                                                    director or trustee of 28
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Richard Q. Armstrong; 62          Director        Mr. Armstrong is chairman and
78 West Brother Drive                               principal of RQA En-
Greenwich, CT 06830                                 terprises (management
                                                    consulting firm) (since
                                                    April 1991 and principal
                                                    occupation since March
                                                    1995). Mr. Armstrong is also
                                                    a director of Hi Lo
                                                    Automotive, Inc. He was
                                                    chairman of the board, chief
                                                    executive officer and
                                                    co-owner of Adirondack
                                                    Beverages (producer and
                                                    distributor of soft drinks
                                                    and sparkling/still waters)
                                                    (October 1993-March 1995).
                                                    Mr. Armstrong was a partner
                                                    of The New England
                                                    Consulting Group (management
                                                    consulting firm) (December
                                                    1992-September 1993). He was
                                                    managing director of LVMH
                                                    U.S. Corporation (U.S.
                                                    subsidiary of the French
                                                    luxury goods conglomerate,
                                                    Luis Vuitton Moet Hennessey
                                                    Corporation) (1987-1991) and
                                                    chairman of its wine and
                                                    spirits subsidiary,
                                                    Schieffelin & Somerset Com-

                                                    pany (1987-1991). Mr.
                                                    Armstrong is a director or
                                                    trustee of 27 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

E. Garrett Bewkes, Jr.; 71**      Director and    Mr. Bewkes is a director of
                                    Chairman of     Paine Webber Group Inc. ('PW
                                    the Board of    Group') (holding company of
                                    Directors       PaineWebber and Mitchell
                                                    Hutchins). Prior to December
                                                    1995, he was a consultant to
                                                    PW Group. Prior to 1988, he
                                                    was chairman of the board,
                                                    president and chief
                                                    executive officer of
                                                    American Bakeries Company.
                                                    Mr. Bewkes is also a
                                                    director of Interstate
                                                    Bakeries Corporation and
                                                    NaPro BioTherapeutics, Inc.
                                                    Mr. Bewkes is a director or
                                                    trustee of 28 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

                                     POSITION        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS*; AGE            WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------  --------------  ------------------------------

Richard R. Burt; 50                  Director     Mr. Burt is chairman of
1101 Connecticut Avenue, N.W.                       International Equity
Washington, D.C. 20036                              Partners (international
                                                    investments and consulting
                                                    firm) (since March 1994) and
                                                    a partner of McKinsey &
                                                    Company (management
                                                    consulting firm) (since
                                                    1991). He is also a director
                                                    of American Publishing
                                                    Company and
                                                    Archer-Daniels-Midland Co.
                                                    (agricultural commodities).
                                                    He was the chief negotiator
                                                    in the Strategic Arms
                                                    Reduction Talks with the
                                                    former Soviet Union

                                                    (1989-1991) and the U.S. Am-
                                                    bassador to the Federal
                                                    Republic of Germany
                                                    (1985-1989). Mr. Burt is a
                                                    director or trustee of 27
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Mary C. Farrell**; 47                Director     Ms. Farrell is a managing
                                                    director, senior investment
                                                    strategist and member of the
                                                    Investment Policy Committee
                                                    of PaineWebber. Ms. Farrell
                                                    joined PaineWebber in 1982.
                                                    She is a member of the Fi-
                                                    nancial Women's Association
                                                    and Women's Economic
                                                    Roundtable, and appears as a
                                                    regular panelist on Wall
                                                    $treet Week with Louis
                                                    Rukeyser. She also serves on
                                                    the Board of Overseers of
                                                    New York University's Stern
                                                    School of Business. Ms.
                                                    Farrell is a director or
                                                    trustee of 27 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

Meyer Feldberg; 55                   Director     Mr. Feldberg is Dean and
Columbia University                                 Professor of Management of
101 Uris Hall                                       the Graduate School of
New York, New York 10027                            Business, Columbia
                                                    University. Prior to 1989,
                                                    he was president of the
                                                    Illinois Institute of
                                                    Technology. Dean Feldberg is
                                                    also a director of K-III
                                                    Communications Corporation,
                                                    Federated Department Stores,
                                                    Inc. and Revlon Inc. Dean
                                                    Feldberg is a director or
                                                    trustee of 27 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

George W. Gowen; 68                  Director     Mr. Gowen is a partner in the
666 Third Avenue                                    law firm of Dunnington,

New York, New York 10017                            Bartholow & Miller. Prior to
                                                    May 1994, he was a partner
                                                    in the law firm of Fryer,
                                                    Ross & Gowen. Mr. Gowen is a
                                                    director of Columbia Real
                                                    Estate Investments, Inc. Mr.
                                                    Gowen is a director or
                                                    trustee of 27 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

                                     POSITION        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS*; AGE            WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------  --------------  ------------------------------

Frederic V. Malek; 60                Director     Mr. Malek is chairman of
1455 Pennsylvania Ave., N.W.                        Thayer Capital Partners
Suite 350                                           (merchant bank). From
Washington, D.C. 20004                              January 1992 to November
                                                    1992, he was campaign
                                                    manager of Bush-Quayle '92.
                                                    From 1990 to 1992, he was
                                                    vice chairman and, from 1989
                                                    to 1990, he was president of
                                                    Northwest Airlines Inc., NWA
                                                    Inc. (holding company of
                                                    Northwest Airlines Inc.) and
                                                    Wings Holdings Inc. (holding
                                                    company of NWA Inc.). Prior
                                                    to 1989, he was employed by
                                                    the Marriott Corporation
                                                    (hotels, restaurants,
                                                    airline catering and
                                                    contract feeding), where he
                                                    most recently was an
                                                    executive vice president and
                                                    president of Marriott Hotels
                                                    and Resorts. Mr. Malek is
                                                    also a director of American
                                                    Management Systems, Inc.
                                                    (management consulting and
                                                    computer related services),
                                                    Automatic Data Processing,
                                                    Inc., CB Commercial Group,
                                                    Inc. (real estate services),
                                                    Choice Hotels International
                                                    (hotel and hotel
                                                    franchising), FPL Group,

                                                    Inc. (electric services),
                                                    Integra, Inc. (bio-medical),
                                                    Manor Care Inc. (health
                                                    care), National Education
                                                    Corporation and Northwest
                                                    Airlines Inc. Mr. Malek is a
                                                    director or trustee of 27
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.

Carl W. Schafer; 61                  Director     Mr. Schafer is president of
P.O. Box 1164                                       the Atlantic Foundation
Princeton, NJ 08542                                 (charitable foundation
                                                    supporting mainly oceano-
                                                    graphic exploration and
                                                    research). He is a director
                                                    of Roadway Express, Inc.
                                                    (trucking), The Guardian
                                                    Group of Mutual Funds, Evans
                                                    Systems, Inc. (motor fuels,
                                                    convenience store and
                                                    diversified company),
                                                    Electronic Clearing House,
                                                    Inc. (financial transactions
                                                    processing), Wainoco Oil
                                                    Corporation and Nutraceutix,
                                                    Inc. (biotechnology
                                                    company). Prior to January
                                                    1993, he was chairman of the
                                                    Investment Advisory
                                                    Committee of the Howard
                                                    Hughes Medical Institute.
                                                    Mr. Schafer is a director or
                                                    trustee of 27 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

Ann E. Moran; 40                  Vice President  Ms. Moran is a vice president
                                    and             and a manager of the mutual
                                    Assistant       fund finance division of
                                    Treasurer       Mitchell Hutchins.

                                     POSITION        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS*; AGE            WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------  --------------  ------------------------------


                                                    Ms. Moran is a vice
                                                    president and assistant
                                                    treasurer of 28 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

Dianne E. O'Donnell; 45           Vice President  Ms. O'Donnell is a senior vice
                                    and             president and deputy general
                                    Secretary       counsel of Mitchell
                                                    Hutchins. Ms. O'Donnell is a
                                                    vice president and secretary
                                                    of 27 investment companies
                                                    and a vice president and as-
                                                    sistant secretary of one
                                                    investment company for which
                                                    Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Emil Polito; 37                   Vice President  Mr. Polito is a senior vice
                                                    president and director of
                                                    operations and control for
                                                    Mitchell Hutchins. From
                                                    March 1991 to September 1993
                                                    he was director of the
                                                    mutual funds sales support
                                                    and service center for
                                                    Mitchell Hutchins and
                                                    PaineWebber. Mr. Polito is
                                                    also vice president of 28
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Victoria E. Schonfeld; 46         Vice President  Ms. Schonfeld is a managing
                                                    director and general counsel
                                                    of Mitchell Hutchins. Prior
                                                    to May 1994, she was a
                                                    partner in the law firm of
                                                    Arnold & Porter. Ms.
                                                    Schonfeld is a vice
                                                    president of 27 investment
                                                    companies, and a vice
                                                    president and secretary of
                                                    one investment company for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.

Paul H. Schubert; 34              Vice President  Mr. Schubert is a first vice

                                    and             president and director of
                                    Treasurer       the mutual fund finance
                                                    division of Mitchell
                                                    Hutchins. From August 1992
                                                    to August 1994, he was a
                                                    vice president at BlackRock
                                                    Financial Management L.P.
                                                    Prior to August 1992, he was
                                                    an audit manager with Ernst
                                                    & Young LLP. Mr. Schubert is
                                                    a vice president and
                                                    treasurer of 28 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

Barney A. Taglialatela; 36        Vice President  Mr. Taglialatela is a vice
                                    and             president and a manager of
                                    Assistant       the mutual fund finance
                                    Treasurer       division of Mitchell
                                                    Hutchins. Prior to February
                                                    1995, he was a manager of
                                                    the mutual fund finance
                                                    division of Kidder Peabody
                                                    Asset Management, Inc. Mr.
                                                    Taglialatela

                                     POSITION        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS*; AGE            WITH THE FUND       DURING PAST FIVE YEARS
--------------------------------  --------------  ------------------------------

                                                    is a vice president and
                                                    assistant treasurer of 28
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Mark A. Tincher; 42               Vice President  Mr. Tincher is a managing
                                                    director and chief invest-
                                                    ment officer--equities of
                                                    Mitchell Hutchins. Prior to
                                                    March 1995, he was a vice
                                                    president and directed the
                                                    U.S. funds management and
                                                    equity research areas of
                                                    Chase Manhattan Private
                                                    Bank. Mr. Tincher is a vice
                                                    president of 13 investment

                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.

Keith A. Weller; 36               Vice President  Mr. Weller is a first vice
                                    and             president and associate gen-
                                    Assistant       eral counsel of Mitchell
                                    Secretary       Hutchins. Prior to May 1995,
                                                    he was an attorney in
                                                    private practice. Mr. Weller
                                                    is a vice president and
                                                    assistant secretary of 27
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.

Ian W. Williams; 40               Vice President  Mr. Williams is a vice
                                    and             president and a manager of
                                    Assistant       the mutual fund finance
                                    Treasurer       division of Mitchell
                                                    Hutchins. Prior to June
                                                    1992, he was an audit senior
                                                    accountant with Price
                                                    Waterhouse LLP. Mr. Williams
                                                    is a vice president and
                                                    assistant treasurer of 28
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as
                                                    investment adviser.


------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Fund as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

     The Fund pays directors who are not 'interested persons' of the Fund $1,000 annually and $150 for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually each from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Fund for acting as a director or officer.

     The table below includes certain information relating to the compensation of the Fund's current directors who held office with the Fund or with other PaineWebber funds during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                     TOTAL
                                                 COMPENSATION
                                  AGGREGATE        FROM THE
                                 COMPENSATION    FUND AND THE
                                     FROM            FUND
NAME OF PERSON, POSITION          THE FUND*        COMPLEX**
------------------------------   ------------    -------------

Richard Q. Armstrong,
  Director....................      $1,750          $59,873

Richard R. Burt, Director.....       1,600           51,173

Meyer Feldberg, Director......       2,700           96,181

George W. Gowen, Director.....       1,750           92,431

Frederic V. Malek, Director...       1,750           92,431

Carl W. Schafer, Director.....       1,750           62,307

------------------

Only independent members of the board of directors are compensated by the Fund; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended July 31, 1997.

 ** Represents total compensation paid to each director during the calendar year ended December 31, 1996; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 14, 1997, Cede & Co. (the nominee for The Depository Trust Company, a securities depository) owned of record 3,753,542 of the Fund's shares of Common Stock or 98.7% of the outstanding Common Stock. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of its Common Stock.

     As of November 14, 1997, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of Common Stock.


                        INVESTMENT ADVISORY ARRANGEMENTS

     Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated October 6, 1993 with the Fund ('Advisory Contract'). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. Mitchell Hutchins has delegated these responsibilities to GEIM subject to the supervision of Mitchell Hutchins. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's board of directors, stockholders and regulatory authorities. Pursuant to a separate contract with Mitchell Hutchins, dated as of July 10, 1995 ('Sub-Advisory Contract'), GEIM serves as the Fund's sub-adviser. GEIM makes investment decisions and places orders to buy, sell or hold particular securities for the Fund.

     In addition to the payments to Mitchell Hutchins under the Advisory Contract described in the Prospectus, the Fund pays certain other costs, including: (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses of the Fund, whether or not advanced by Mitchell Hutchins; (4) filing fees and expenses relating to the registration and qualification of the Common Stock under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of printing and distributing reports to stockholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of stockholders, the board and any committees thereof; (17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; and (20) fees and expenses of listing and maintaining any listing of the Fund's shares on the American Stock Exchange, Inc. ('Amex') or any other national securities exchange.

     The Advisory Contract was approved by the Fund's board of directors and by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party ('Independent Directors'), on June 23, 1993 and by its initial stockholder on September 27, 1993. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually: (1)

by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the board of directors or by vote of a majority of the outstanding voting securities of the Fund.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.

     The Sub-Advisory Contract was approved by the Fund's board of directors and by a majority of the directors who are not parties to the Sub-Advisory Contract or interested persons of any such party, on March 22, 1995 and by the stockholders of the Fund on July 10, 1995. Under the Sub-Advisory Contract, GEIM is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its stockholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, its stockholders or Mitchell Hutchins to which GEIM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by GEIM of its obligations and duties under the Sub-Advisory Contract. The Sub-Advisory Contract terminates automatically upon assignment or upon termination of the Advisory Contract and is terminable by vote of the Fund's board of directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to GEIM. The Sub-Advisory Contract may be terminated by Mitchell Hutchins: (1) upon material breach by GEIM of its representations and warranties; (2) if GEIM becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) on 120 days' notice to GEIM. GEIM may terminate the Sub-Advisory Contract at any time on 120 days' notice to Mitchell Hutchins.

     For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Fund paid or accrued to Mitchell Hutchins $559,511, $456,664 and $469,312, respectively, in investment advisory and administration fees. Mitchell Hutchins (not the Fund) paid or accrued to GEIM $279,755, $228,332 and $76,013, respectively, in investment advisory fees during the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, that establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at

PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients. GEIM personnel may also invest in securities for their own accounts pursuant to a comparable code of ethics.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board of directors, and oversight by Mitchell Hutchins, GEIM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, GEIM seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While GEIM generally seeks competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's board of directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof which is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of GEIM and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Fund paid no commissions to FCMs.

     Consistent with the Fund's interests and subject to the review of the board of directors, GEIM may cause the Fund to purchase and sell portfolio securities from and to dealers, or through brokers which provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that GEIM determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of GEIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, GEIM seeks best execution. Although GEIM may receive certain research or execution services in connection with these transactions, GEIM will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, GEIM will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. GEIM may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include GEIM receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by GEIM in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or GEIM by dealers or brokers in connection with other funds or accounts that either of them advise may be used by GEIM in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract and by GEIM under the Sub-Advisory Contract.

     Investment decisions for the Fund and for other investment accounts managed by GEIM are made independently of each other in the light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities that are offered in underwritings in which GEIM or any of its affiliates is a member of the underwriting or selling group except pursuant to the procedures adopted by the Fund's board of directors in conformity with Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, GEIM and their affiliates not participate in or benefit from the sale to the Fund.

     For the fiscal years ended July 31, 1997 and July 31, 1996, GEIM directed $1,967,511 and $3,870,114 in portfolio transactions to brokers chosen because they provided research services for which the Fund paid $5,834 and $16,016 in commissions. For the period March 23, 1995 to July 31, 1995, GEIM directed $251,361 in portfolio transactions to brokers chosen because they provide research services, for which the Fund paid $2,419 in commissions. For the period August 1, 1994 to March 23, 1995, Mitchell Hutchins directed $117,616 in portfolio transactions to brokers chosen because they provide research services, for which the Fund paid $331 in commissions. For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Fund paid $385,844, $304,144 and
$442,612, respectively, in total brokerage commissions.

                           VALUATION OF COMMON STOCK

     The Fund determines the net asset value of the Common Stock weekly as of the close of regular trading (currently 4:00 p.m., Eastern time) on the Amex on the last day of the week on which the Amex is open for trading. The net asset value of the Common Stock also is determined monthly as of the close of regular trading on the Amex on the last day of the month on which the Amex is open for trading. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.

     Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by GEIM as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') are valued at the last available sale price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities, including limited partnership interests, and assets for which reliable market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of directors determines that this does not represent fair value.

     All investments quoted in foreign currency are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the Amex. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Amex, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                                    TAXATION

     General. In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) through the end of its current taxable year, the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its stockholders) and all distributions out of its earnings and profits would be taxable to its stockholders as dividends (that is, ordinary income).

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to stockholders for the year in which that December 31 falls.


     A portion of the dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate stockholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     The Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

     Foreign Taxes. Dividends and interest on foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable Fund stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund for that year. Pursuant to the election, the Fund would treat those taxes as dividends paid to its stockholders and each stockholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes the election, it will report to its stockholders shortly after the end of each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

     Passive Foreign Investment Companies. The Fund may invest in the stock of 'passive foreign investment companies' ('PFICs'). A PFIC is a foreign corporation--other than a 'controlled foreign corporation' (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by 'U.S. shareholders,' defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective after July 31, 1998)--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain on disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund,' then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Effective for its taxable year beginning August 1, 1998, the Fund may elect to 'mark to market' its stock in any PFIC. 'Marking-to-market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

     Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains or losses the Fund realizes in connection therewith. These rules also may require the Fund to 'mark to market' (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In that event, the Fund might have to liquidate securities to enable it to make the required distributions, which would cause it to recognize gains or losses and might affect its ability to satisfy the Short-Short Limitation.

     Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                             ADDITIONAL INFORMATION

     Common Stock Repurchases and Tender Offers. As discussed in the Prospectus, the Fund's board of directors may tender for Common Stock to reduce or eliminate the discount to net asset value at which the Common Stock might trade. Even if a tender offer has been made, it will be the board's announced policy, which may be changed by the board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the Amex (the Amex having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $1,000,000, the number of publicly held shares falls below 200,000 or the number of round-lot holders falls below 300), or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase the Common Stock; or (3) there is, in the board's judgment, any material (a) legal action or proceeding instituted or threatened which challenges such transactions or otherwise materially adversely affects the Fund, (b) suspension of trading or limitation on prices of securities generally on the Amex or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if Common Stock was repurchased. The board of directors may modify these conditions in light of experience.

     Any tender offer made by the Fund will be at a price equal to the net asset value of the Common Stock on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's board of directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under section 318 of the Internal Revenue Code). The Fund will purchase all Common Stock tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering stockholder and will not be deducted from the proceeds of the purchase. The Fund's Transfer Agent will receive the fee as an offset to these costs. The Fund expects the cost of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital.

     Tendered shares that have been accepted and purchased by the Fund will be held in the treasury until retired by the board. If treasury shares are retired, Common Stock issued and outstanding and capital in excess of par will be reduced. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by the board of directors.

     Custodian. State Street Bank and Trust Company, serves as custodian of the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, is held by its subcustodians who are approved by the directors of the Fund as in accordance with the rules of the SEC. Selection of the subcustodians is made by the directors of the Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act requires that foreign subcustodians, among other things, have shareholder equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.


     Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

     Counsel. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Fund, has passed upon the legality of the Common Stock offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1997 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.

                                                                      APPENDIX A

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

     AAA. Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues;

     AA. Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the 'Aaa' securities;

     A. Bonds which are rated 'A' possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future;

     BAA. Bonds which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well;

     BA. Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

     B. Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'B.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS

     AAA. Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong;


     AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree;

     A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;

     BBB. Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories;

     BB, B. Debt rated 'BB' and 'B' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;

     BB. Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating;

     B. Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     R. The 'r' is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest is indexed to equities, commodities or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     'AAA'. An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks;

     'AA'. An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future;

     'A'. An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classification, earnings and asset protection are nevertheless expected to be maintained at adequate levels;

     'BAA'. An issue which is rated 'baa' is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time;

     'BA'. An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class;

     'B'. An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small;

     'CAA'. An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments;

     'CA'. An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments;

     'C'. This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P PREFERRED STOCK RATINGS


     'AAA'. This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations;

     'AA'. A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA';

     'A'. An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions;

     'BBB'. An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category;

     'BB', 'B', 'CCC'. Preferred stocks rated 'BB', 'B', and 'CCC' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of senior short-term debt obligations. P-1 repayment capacity will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed;

conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B. Issues rated 'B' are regarded as having only a speculative capacity for timely payment.

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH THE PROSPECTUS RELATES. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS



                                                          PAGE
                                                          ----

Investment Policies and Restrictions...................      1
Hedging and Other Strategies Using Derivative
  Instruments..........................................      7
Directors and Officers.................................     15
Control Persons and Principal Holders of Securities....     21
Investment Advisory Arrangements.......................     21
Portfolio Transactions.................................     22
Valuation of Common Stock..............................     24
Taxation...............................................     25
Additional Information.................................     27
Financial Statements...................................     28
Appendix A.............................................     29


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                           GLOBAL SMALL CAP FUND INC.
                                  COMMON STOCK

                            ------------------------

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                            ------------------------

                            PAINEWEBBER INCORPORATED

                            ------------------------

                                DECEMBER 1, 1997

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(COPYRIGHT)1997 PaineWebber Incorporated